Supplement dated September 15, 2016,

to the Summary Prospectus dated April 29, 2016

for:

Global Atlantic Moderate Growth Managed Risk Portfolio

(formerly FVIT Moderate Growth Managed Risk Portfolio) (the “Portfolio”)

(the “Summary Prospectus”)

(Class II Shares)

1.	At a meeting of the Board of Trustees of Forethought Variable Insurance Trust (the “Board”) on August 16, 2016, the Board approved a sub-advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the Global Atlantic Moderate Growth Managed Risk Portfolio (the “Portfolio”). Effective October 1, 2016, BlackRock will serve as the sub-adviser for the Capital Appreciation and Income Component of the Portfolio.

2.	The Adviser will send a notice to the Portfolio’s investors explaining how to access an Information Statement that provides additional information about the Portfolio’s new sub-adviser and the related new sub-advisory agreement. Additionally, the Summary Prospectus and the Prospectus and Statement of Additional Information (“SAI”) will be updated to reflect these changes on or around September 30, 2016.

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This Supplement and the Summary Prospectus, Prospectus, and SAI each dated April 29, 2016 provide information that you should know before investing in the Portfolio and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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